                                                            Exhibit 99.(A)(1)(B)

                             Letter of Transmittal
                       To Tender Shares of Common Stock

                                      of

                              Cheap Tickets, Inc.
            Pursuant to the Offer to Purchase dated August 23, 2001

                                      by

                      Diamondhead Acquisition Corporation

                         a Wholly Owned Subsidiary of

                              Cendant Corporation


    THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON FRIDAY, SEPTEMBER 21, 2001, UNLESS THE OFFER IS EXTENDED.


                       The Depositary for the Offer is:

                         MELLON INVESTOR SERVICES LLC

            By Mail:                            By Hand:                     By Overnight Delivery:

  Mellon Investor Services LLC        Mellon Investor Services LLC       Mellon Investor Services LLC
      Post Office Box 3300              120 Broadway, 13th Floor      85 Challenger Road--Mail Drop-Reorg
   South Hackensack, NJ 07606              New York, NY 10271              Ridgefield Park, NJ 07660
 Attn: Reorganization Department    Attn: Reorganization Department     Attn: Reorganization Department

                           By Facsimile Transmission
                       (For Eligible Institutions Only):

                                (201) 296-4293

                  Confirm Receipt of Facsimile by Telephone:

                                (201) 296-4860

   DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE THEREFOR PROVIDED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH BELOW. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

   IF CERTIFICATES ARE REGISTERED IN DIFFERENT NAMES, A SEPARATE LETTER OF TRANSMITTAL MUST BE SUBMITTED FOR EACH DIFFERENT REGISTERED HOLDER. SEE INSTRUCTION 4.

                       DESCRIPTION OF SHARES SURRENDERED
-------------------------------------------------------------------------------

 Name(s) and Address(es) of Registered Holder(s)
   (Please fill in, if blank exactly as name(s)              Share Certificate(s) Enclosed
        appear(s) on Share Certificate(s)            (Attach additional signed list if necessary)
----------------------------------------------------------------------------------------------------
                                                                                Number of Shares
                                                            Share                  Represented
                                                    Certificate Number(s)    by Share Certificate(s)
                                       -------------------------------------------------------------
                                       -------------------------------------------------------------
                                       -------------------------------------------------------------
                                       -------------------------------------------------------------
                                       -------------------------------------------------------------
                                       -------------------------------------------------------------
                                       -------------------------------------------------------------
                                       -------------------------------------------------------------
                                       -------------------------------------------------------------
                                                   Total Shares

                               Lost Certificates

 [_]I have lost my Certificates that represented                  Shares and
    require assistance in obtaining replacement Certificates. I understand that I must contact the Depositary to obtain instructions for replacing a lost Certificate (See Instruction 10).



    SPECIAL PAYMENT INSTRUCTIONS             SPECIAL DELIVERY INSTRUCTIONS
  (See Instructions 3, 4, 5 and 7)             (See Instructions 3 and 7)


   Fill in ONLY if check is to be            Fill in ONLY if check is to be
 issued in a name other than that          issued in the name set forth
 set forth above.                          above but delivered to an address
                                           other than that set forth above.



 Issue and deliver check to:               Deliver check to:


 Name _____________________________        Name _____________________________
           (Please Print)                            (Please Print)

                                           Address __________________________
 Address __________________________


                                           __________________________________
 __________________________________


                                           __________________________________
 __________________________________                (Include Zip Code)

 __________________________________
         (Include Zip Code)                __________________________________
 __________________________________          (Tax Identification or Social
   (Tax Identification or Social                    Security Number)
          Security Number)

                                                  (See Instruction 11)


        (See Instruction 11)

              PLEASE READ CAREFULLY THE ACCOMPANYING INSTRUCTIONS

Ladies and Gentlemen:

   In connection with the merger (the "Merger") of Diamondhead Acquisition Corporation, a Delaware corporation and wholly owned subsidiary of Cendant Corporation, a Delaware corporation (the "Purchaser"), with and into Cheap Tickets, Inc., a Delaware corporation (the "Company"), pursuant to an Agreement and Plan of Merger between the Purchaser and the Company, dated as of August 13, 2001 (the "Merger Agreement"), the undersigned herewith surrenders the above described certificate(s) (the "Certificate(s)"), which prior to the Merger represented shares of common stock, par value $0.001 per share, of the Company (the "Shares"), to be exchanged for cash in the amount of $16.50 per Share, without interest and subject to applicable withholding, payable pursuant to the Merger. By delivery of this Letter of Transmittal to the Depositary (as hereinafter defined), the undersigned hereby forever waives all dissenter's rights under applicable Delaware law and withdraws all written objections to the Merger and/or demands for appraisal, if any, with respect to the Shares owned by the undersigned.

   The undersigned represents that the undersigned has full authority to surrender the Shares, free and clear of all liens, claims and encumbrances. The undersigned will, upon request, execute and deliver any additional documents reasonably deemed appropriate or necessary by the Depositary in connection with the surrender of the Shares. All authority conferred or agreed to be conferred in this Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. The surrender of Shares hereby is irrevocable.

   The undersigned understands that surrender is not made in acceptable form until the receipt by Mellon Investor Services LLC (the "Depositary") of this Letter of Transmittal, or a facsimile hereof, duly completed and signed, and of the Certificate(s), together with all accompanying evidences of authority in form satisfactory to the Company (which may delegate power in whole or in part to the Depositary). All questions as to validity, form and eligibility of any surrender of Shares hereby will be determined by the Company (which may delegate power in whole or in part to the Depositary) and such determination shall be final and binding.

   The undersigned understands that payment for surrendered Shares will be made as promptly as practicable after the surrender of Certificate(s) representing the Shares is made in acceptable form.

   Please issue the check to which the undersigned is entitled in the name set forth above and deliver such check to the address set forth above, unless otherwise indicated under the Special Payment Instructions or Special Delivery Instructions above.

                                   IMPORTANT

                             STOCKHOLDER SIGN HERE

 ____________________________________________________________________________

 ____________________________________________________________________________
                           (Signature(s) of Owner(s))

 Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 4. (For information concerning signature guarantees see Instruction 3.)

 Dated: _______________, 2001

 Name(s) ____________________________________________________________________

 ____________________________________________________________________________
                                 (Please Print)

 Capacity ___________________________________________________________________
                              (See Instruction 4)

 Address ____________________________________________________________________

 ____________________________________________________________________________

 ____________________________________________________________________________
                              (Including Zip Code)

 Area Code and Telephone No. (Business) _____________________________________

 Area Code and Telephone No. (Residence) ____________________________________

 Tax Identification or Social Security No. __________________________________
              (Complete the Substitute Form W-9 contained herein)

                              SIGNATURE GUARANTEE
                        (See Instruction 3, if required)

 Authorized Signature _______________________________________________________

 Name _______________________________________________________________________
                                 (Please Print)

 Title ______________________________________________________________________
                                 (Please Print)

 Name of Firm _______________________________________________________________

 Address ____________________________________________________________________
                               (Include Zip Code)
 Area Code and Telephone No. ________________________________________________

 Dated: _____________________________________________________________________

                                 INSTRUCTIONS
             Forming Part of the Terms and Conditions of the Offer

   1. Delivery of Letter of Transmittal and Certificate(s). This Letter of Transmittal or a facsimile hereof, filled in and signed, must be used in connection with the delivery and surrender of the Certificate(s). A Letter of Transmittal and the Certificate(s) must be received by the Depositary, in satisfactory form, in order to make an effective surrender. Delivery of the Certificate(s) and other documents shall be effected, and the risk of loss and title to the Certificate(s) shall pass, only upon proper delivery of the Certificate(s) to the Depositary. The method of delivery of the Certificate(s) and other documents is at the election and risk of the stockholder. If such delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. Surrender may be made by mail, by hand or by overnight courier to Mellon Investor Services LLC, as Depositary, at one of the addresses shown above. In all cases, sufficient time should be allowed to insure timely delivery. A mailing envelope addressed to the Depositary is enclosed for your convenience.

   2. Terms of Conversion of the Shares. Each Share (as shown in the box at the top of this Letter of Transmittal) was converted at the effective time of the Merger into the right to receive $16.50 in cash, without interest and subject to applicable withholding.

   3. Guarantee of Signature. The Certificate(s) need not be endorsed and stock powers and signature guarantees are unnecessary unless (a) the Certificate(s) is registered in a name other than that of the person surrendering the Certificate(s) or (b) such registered holder completes the Special Payment Instructions or Special Delivery Instructions. In the case of
(a) above, any such Certificate(s) must be duly endorsed or accompanied by a properly executed stock power with the signature on the endorsement or stock power and on the Letter of Transmittal guaranteed by a participant in the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program. In the case of (b) above, only the signature on the Letter of Transmittal should be similarly guaranteed.

   4. Signatures on Letter of Transmittal and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares surrendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Certificate(s) without alteration, enlargement or any change whatsoever.

   If any of the Shares surrendered hereby are held of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

   If any of the Shares surrendered hereby are registered in different names on several Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of Certificates.

   If this Letter of Transmittal or any Share certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company of the authority of such person so to act must be submitted.

   If this Letter of Transmittal is signed by the registered holder(s) of the Shares listed and surrendered hereby, no endorsements of Certificates or separate stock powers are required unless payment is to be issued in the name of a person other than the registered holder(s). Signatures on any such Certificates or stock powers must be guaranteed by an Eligible Institution.

   If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares evidenced by Certificates listed and surrendered hereby, the Certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the Certificates. Signature(s) on any such Certificates or stock powers must be guaranteed by an Eligible Institution.

   5. Stock Transfer Taxes. Except as otherwise provided in this Instruction 5, Purchaser will pay all stock transfer taxes applicable to payments for tendered Shares. If, however, payment of the purchase price of any Shares tendered is to be made to, or if Share certificates for shares not tendered or accepted for payment are to be registered in the name of any person other than the registered holder(s) or if tendered Share certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such other person(s)) payable on account of the transfer to such other person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or an exemption therefrom, is submitted to the Purchaser.

   EXCEPT AS PROVIDED IN THIS INSTRUCTION 5, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE SHARE CERTIFICATE(S) LISTED IN THIS LETTER OF TRANSMITTAL.

   6. Validity of Surrender, Irregularities. All questions as to validity, form and eligibility of any surrender of Shares hereby will be determined by the Company (which may delegate power in whole or in part to the Depositary), and such determination shall be final and binding. The Company reserves the right to waive any irregularities or defects in the surrender of any Shares, and its interpretations of the terms and conditions of the Merger Agreement and of this Letter of Transmittal (including these instructions) with respect to such irregularities or defects shall be final and binding. A surrender will not be deemed to have been made until all irregularities have been cured or waived.

   7. Special Payment and Delivery Instructions. Indicate the name and address to which payment for the Shares is to be sent if different from the name and/or address of the person(s) signing this Letter of Transmittal.

   8. Additional Copies. Additional copies of this Letter of Transmittal and of the Offer to Purchase may be obtained from the Depositary at its addresses listed above.

   9. Inadequate Space. If the space provided on this Letter of Transmittal is inadequate, the Share certificate numbers and number of Shares should be listed on a separate signed schedule affixed hereto.

   10. Letter of Transmittal Required; Surrender of Certificate(s); Lost Certificate(s). You will not receive any cash for your Shares unless and until you deliver this Letter of Transmittal or a facsimile hereof, duly completed and signed, to the Depositary, together with the Certificate(s) representing such Shares and any required accompanying evidences of authority in form satisfactory to the Company. If the Certificate(s) has (have) been lost or destroyed, such fact should be indicated on the face of this Letter of Transmittal. In such event, the Depositary will forward additional documentation necessary to be completed in order to surrender effectively such lost or destroyed Certificate(s). No interest will be paid on amounts due for the Shares.

   11. Taxpayer Identification Number and Backup Withholding. Federal income tax law generally requires that, unless an exemption applies, a tendering holder whose Shares are accepted for payment must provide the Depositary (the "Payor") with such holder's correct Taxpayer Identification Number ("TIN"). If the Payor is not provided with the correct TIN and no exemption applies, such holder may be subject to a $50 penalty imposed by the Internal Revenue Service and backup withholding at the ordinary income tax rate applicable to unmarried individuals (currently 30.5% effective until December 31, 2001) (the "Withholding Rate") may be imposed upon the gross proceeds of any payment received hereunder. If withholding results in an overpayment of taxes, a refund may be obtained.

   To prevent backup withholding, each tendering holder of Shares not otherwise exempt must provide such holder's correct TIN by completing the "Substitute Form W-9" set forth herein, which requires a tendering holder to certify, under penalties of perjury, (1) that the TIN provided is correct (or that such holder is awaiting a TIN), (2) that (i) the holder is exempt from backup withholding, (ii) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding, and (3) that the holder is a U.S. person.

   Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt holder, other than a foreign person, must enter its correct TIN in Part 1 of Substitute Form W-9, write "Exempt" in Part 2 of such form, and sign and date the form. See the enclosed Guidelines for Certification of Taxpayer Identification Number of Substitute Form W-9 (the "W-9 Guidelines") for additional instructions. In order for a nonresident alien or foreign entity to qualify as exempt recipients, such person must submit a completed Form W-8BEN, "Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding" signed under penalties of perjury attesting to such exempt status. Such forms may be obtained from the Payor.

   If the Shares are held in more than one name or are not in the same name of the actual owner, consult the W-9 Guidelines for information on which TIN to report.

   If you do not have a TIN, consult the W-9 Guidelines for instructions on applying for a TIN, write "Applied For" in the space for the TIN in Part 1 of the Substitute Form W-9, and sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number set forth herein. Notwithstanding that you follow these procedures, the Payor will withhold at the Withholding Rate on all payments made prior to the time a properly certified TIN is provided to the Payor. However, such amounts will be refunded to such holder if a TIN is provided to the Payor within 60 days, backup withholding will begin and continue until you furnish your TIN to the Payor.
Note: Writing "Applied For" on the form means that you have already applied for a TIN or that you intend to apply for one in the near future.


 IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE HEREOF), PROPERLY COMPLETED AND DULY EXECUTED (TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES AND CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS), OR A PROPERLY COMPLETED AND DULY EXECUTED NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY ON OR PRIOR TO THE EXPIRATION DATE (AS DEFINED IN THE OFFER TO PURCHASE).

            TO BE COMPLETED BY ALL TENDERING HOLDERS OF SECURITIES

                  PAYOR'S NAME: MELLON INVESTOR SERVICES LLC


                        Part 1--PLEASE PROVIDE YOUR
                        TIN IN THE BOX AT RIGHT AND    ----------------------
                        CERTIFY BY SIGNING AND         Social Security Number
                        DATING BELOW                             OR

 SUBSTITUTE
 Form W-9
 Department of
 the Treasury                                          ----------------------
 Internal                                              Employer Identification
 Revenue                                                     Number TIN
 Service               --------------------------------------------------------
                        Part 2--FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING
                        (SEE INSTRUCTIONS)

 Payor's Request       --------------------------------------------------------
 for Taxpayer           Part 3--CERTIFICATION--UNDER PENALTIES OF PERJURY, I
 Identification         CERTIFY THAT (1) The number shown on this form is my
 Number ("TIN")         correct TIN (or I am waiting for a number to be
 and Certification      issued to me), (2) I am not subject to backup
                        withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding, and (3) I am a U.S. Person
                        (including a U.S. resident alien).

                        SIGNATURE _______________________  DATE ______________


   You must cross out item (2) in Part 3 above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.

    YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE "APPLIED FOR"
                     IN PART 1 OF THE SUBSTITUTE FORM W-9


            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

   I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and that I mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office (or I intend to mail or deliver an application in the near future). I understand that if I do not provide a taxpayer identification number to the payor by the time of payment, an amount of all reportable payments made to me will be withheld at the ordinary income tax rate applicable to unmarried individuals (currently 30.5%, effective until December 31, 2001) (the "Withholding Rate"), but will be refunded to me if I provide a certified taxpayer identification number within 60 days.

 SIGNATURE __________________________________________________  DATE __________


NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP
      WITHHOLDING ON ANY GROSS PROCEEDS AT THE WITHHOLDING RATE. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                    The Information Agent for the Offer is:

                        [LOGO OF GEORGESON SHAREHOLDER]

                                17 State Street
                           New York, New York 10004
                Banks and Brokers call collect: (212) 440-9800

                   All others call Toll-Free: (800) 223-2064